Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1553

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2015-3

                          Supplement to the Prospectus

   On July 1, 2015, Rock-Tenn Company completed its acquisition of MeadWestvaco Corporation, forming the combined entity WestRock Company ("WestRock").

   As a result of this acquisition, the Portfolio now holds and will continue to purchase shares of WestRock.

Supplement Dated:   July 2, 2015